UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 17, 2004

Donegal Group Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-15341	23-02424711

(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

1195 River Road, Marietta, Pennsylvania	17547

(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: 717-426-1931

N/A

(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.

(c)	Exhibits.

See Exhibit Index.

Item 9. Regulation FD Disclosure.

     On August 17, 2004, Donegal Mutual Insurance Company (the “Mutual Company”), holder of approximately 41% of the outstanding Class A common stock and approximately 63% of the outstanding Class B common stock of the Donegal Group Inc. (the “Company”), issued a press release announcing that the Mutual Company will, at its discretion, purchase shares of Class A common stock and Class B common stock of the Company at market prices prevailing from time to time in the open market subject to the provisions of SEC Rule 10b-18 and in privately negotiated transactions. The press release is attached as an exhibit to this Form 8-K.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DONEGAL GROUP INC.
	By:	/s/ Donald H. Nikolaus
Donald H. Nikolaus, President
Date: August 17, 2004		and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description	Reference
99.1*	Press Release issued by Donegal Mutual Insurance Company, dated August 17, 2004.	Filed herewith.

*	This press release shall not be deemed to be filed for the purposes of Section 18 of the Securities Exchange Act of 1934 or incorporated by reference in any filing under the Securities Act of 1933.